UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 11, 2017

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-144-3512
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1600 Olive Chapel Road Suite 248 Apex, NC 27502
(Address of principal executive offices)

(919) 780-7897
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

OTHER EVENTS

On December 11, 2017, the Company amended its Articles of Incorporation to increase its authorized common stock to 2,000,000,000 shares and it Series A Preferred to 15,000,000 shares, with no changes in par value. The increase in the common stock was made necessary because of the reserves required by the Company’s holders of convertible notes.

Item 9.01

EXHIBITS

Exhibit Number

Description

 10.1

Form of Amended Articles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Force Protection Video Equipment Corp.

(Registrant)

By: /s/Paul Feldman
President

Dated: December 22, 2017